UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2010
ENCORE ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation)

001-33676 (Commission File Number) Identification No.)	20-8456807 (IRS Employer

777 Main Street Suite 1400 Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors.
(b) George Passela and J. Luther King, Jr. resigned, effective September 7 and September 9, 2010, respectively, as members of the Board of Directors of Encore Energy Partners GP LLC, the general partner of Encore Energy Partners LP (NYSE: ENP).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY PARTNERS LP By: Encore Energy Partners GP LLC, its general partner
Date: September 10, 2010	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer